Exhibit 99.1

Anthem, Inc. to Acquire Simply Healthcare Holdings, Inc.

Acquisition of Medicaid and Medicare Health Plans Advances Company’s Business Growth Strategies

INDIANAPOLIS – December 22, 2014 – Anthem, Inc. (NYSE: ANTM) announced today that it has entered into an agreement to acquire Simply Healthcare Holdings, Inc. (“Simply Healthcare”), which, through its two subsidiaries, Simply Healthcare Plans, Inc. and Better Health, Inc., is a leading managed care company for people enrolled in Medicaid and Medicare programs in the state of Florida.

“This acquisition aligns with Anthem’s strategy for continued growth in our government business division,” said Joseph Swedish, president and CEO of Anthem, Inc. “Simply Healthcare’s strong presence and solid provider relationships further strengthens our Medicaid and Medicare companies’ positioning and advances the companies’ capabilities to more effectively and efficiently serve these populations in Florida – a key market for growth.”

Simply Healthcare, through its affiliates, offers a variety of Medicare and Medicaid plans to members in 60 Florida counties and serves more than 170,000 Medicaid and more than 22,000 Medicare members. Upon completion, Anthem, through its affiliated Medicaid and Medicare plans, will serve more than 500,000 members in Florida. Clear Health Alliance, offered by Simply Healthcare, is 1 of only 4 HIV/AIDS special needs plans across the country and is the only statewide HIV/AIDS special needs plan in Florida. There are an estimated 3.6 million Medicaid-eligible recipients, 2.3 million Medicare recipients and approximately 106,000 people living with HIV/AIDS in Florida.

“Anthem’s acquisition of Simply Healthcare Holdings validates the quality of the company which management and the Simply team has built. A company is representative of its people and their commitment to overall excellence, both of which have propelled Simply’s unique business,” said Miguel “Mike” Fernandez, Chairman of MBF Healthcare Partners, L.P., which is the majority owner of Simply Healthcare Holdings, Inc.

“We at Simply Healthcare are extremely pleased with the announcement of the acquisition,” said Lourdes T. Rivas, CEO of Simply Healthcare Plans. “Both organizations share the vision of providing our members with the tools necessary to enable them to achieve optimal health through an outstanding network of providers and high touch, local customer service delivered with the highest level of respect and service.”

Financial terms of the transaction were not disclosed. The acquisition is expected to close in the first half of 2015 and is subject to certain state regulatory approvals, standard closing conditions and customary approvals required under the Hart-Scott-Rodino Antitrust Improvements Act. The transaction is expected to be neutral to earnings in 2015. We continue to expect full year 2014 net income to be within the range of $8.83—$8.93 per share, including $0.08 per share of net favorable items from the first three quarters. Excluding these items, we continue to expect adjusted net income to be within the range of $8.75—$8.85 per share. This guidance includes no investment gains or losses beyond those recorded during the first nine months of 2014.

Contacts:

Investor Relations

Douglas Simpson, 317-488-6181

Douglas.simpson@anthem.com

Media

Jill Becher, 414-234-1573

Jill.becher@anthem.com

Kristin Binns, 917-697-7802

Kristin.binns@anthem.com

About Anthem, Inc.

Anthem is working to transform health care with trusted and caring solutions. Our health plan companies deliver quality products and services that give their members access to the care they need. With nearly 69 million people served by its affiliated companies, including more than 37 million enrolled in its family of health plans, Anthem is one of the nation’s leading health benefits companies. For more information about Anthem’s family of companies, please visit www.antheminc.com/companies

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Anthem, Inc. and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this press release, in presentations, filings with the Securities and Exchange Commission, or SEC, reports to shareholders and in meetings with analysts and investors. The projections referenced in this press release are forward-looking and they are intended to be covered by the safe harbor for “forward-looking statements” provided by PSLRA. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend”, “estimate”, “project” and similar expressions are intended to identify forward-looking statements, which generally are not historical in nature. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in our public filings with the SEC; increased government participation in, or regulation or taxation of, health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (Health Care Reform); trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in the federal and state health insurance exchanges under Health Care Reform, which have experienced technical difficulties in implementation and which entail uncertainties associated with the mix and volume of business, particularly in our individual and small group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; a downgrade in our financial strength ratings; litigation and investigations targeted at our industry and our ability to resolve litigation and investigations within estimates; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties, our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member sensitive or confidential information; changes in the economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in our SEC reports.